SUPPLEMENT DATED OCTOBER 6, 2025
TO

PROSPECTUSES AND UPDATING SUMMARY PROSPECTUSES
EACH DATED MAY 1, 2025
FOR REGATTA GOLD AND REGATTA PLATINUM

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

Appendix A to the Prospectus is updated as follows:

The Current Expense number for MFS® Variable Insurance Trust II MFS® Blended Research® Core Equity Portfolio Initial Class is 0.30%.

The Annual Fund Expenses table in the prospectus section titled FEE TABLE is deleted in its entirety and replaced with the following:

	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and/or service (12b-1) fees, and other expenses)	0.30%	1.84%

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE